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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                             ---------------------------

                                      FORM 8-K/A

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) November 12, 1996


                              Quality Food Centers, Inc.
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                (Exact name of registrant as specified in its charter)


                                      Washington
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                    (State or other jurisdiction of incorporation)



              0-15590                                 91-1330075
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    (Commission File Number)                (IRS Employer Identification No.)


   10112 N.E. 10th Street
   Bellevue, Washington                                                98004
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(Address of principal executive                                    (Zip Code)
 offices)

          Registrant's telephone number, including area code (206) 455-3761



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            (Former name or former address, if changed since last report)


                                 Page 1 of __ Pages
                              Exhibit Index on Page 4

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                                                                               2

ITEM 5.  OTHER EVENTS

         As previously reported under Item 5 in the Company's Current Report on Form 8-K dated November 12, 1996, QFC entered into a definitive merger agreement pursuant to which QFC will acquire Hughes Markets, Inc. ("Hughes") for approximately $360 million in cash (the "Hughes Acquisition"). Hughes is an independently owned supermarket chain of 56 stores in southern California. The transaction is expected to be completed in early 1997, and is subject to certain conditions, including regulatory approval. Included under Item 7 hereof are the historical financial statements of Hughes, together with certain pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Filed as exhibit 99.1 are the audited historical financial statements, for the periods indicated, of Hughes.

(b) Filed as exhibit 99.2 is certain unaudited pro forma information of QFC, as adjusted to give effect to the Hughes Acquisition.

(c) EXHIBITS

    2(b) Agreement and Plan of Merger, dated as of November 20, 1996, by and among QFC, QHI Acquisition Corporation and Hughes Markets, Inc. (filed as exhibit 2(a) to QFC's Registration Statement on Form S-3 filed on December 23, 1996).

    2(c) Principal Stockholders Agreement, dated as of November 20, 1996, among
         QFC and certain stockholders of Hughes Markets, Inc. (filed as exhibit 2(b) to QFC's Registration Statement on Form S-3 filed on
         December 23, 1996).

    99.1 Consolidated Financial Statements, as of February 26, 1995 and March 3, 1996, for Hughes Markets, Inc. and Subsidiaries.

    99.2 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 30, 1995 and for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996.



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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUALITY FOOD CENTERS, INC.


December 24, 1996                           By:       /s/ MARC W. EVANGER
--------------------------                  ---------------------------------
                                            Marc W. Evanger, Vice President
                                            and Chief Financial Officer
                                            and Secretary/Treasurer

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                                                                               4

                                  INDEX TO EXHIBITS


Exhibit Number                                                      Exhibit Page

2(b) Agreement and Plan of Merger, dated as of November 20, 1996, by and among QFC, QHI Acquisition Corporation and Hughes Markets, Inc. (filed as exhibit 2(a) to QFC's Registration Statement on Form S-3 filed on December 23, 1996).

2(c) Principal Stockholders Agreement, dated as of November 20, 1996, among QFC and certain stockholders of Hughes
              Markets, Inc. (filed as exhibit 2(b) to QFC's Registration Statement on Form S-3 filed on December 23, 1996).


99.1 Consolidated Financial Statements, as of February 26, 1995 and March 3, 1996, for Hughes Markets, Inc. and Subsidiaries.

99.2 Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 30, 1995 and for the 36 weeks ended September 7, 1996; Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 7, 1996.